SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2012

ATRICURE, INC.

(Exact name of registrant as specified in charter)

Delaware	000-51470	34-1940305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6217 Centre Park Drive West Chester, OH	45069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 755-4100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 15, 2012, the Board of Directors of AtriCure, Inc. (the “Company”) reconstituted its committees. The Audit Committee consists of Mark R. Lanning (Chair), Donald C. Harrison, M.D. and Karen P. Robards. The Compensation Committee consists of Richard M. Johnston (Chair), Mark R. Lanning, Elizabeth D. Krell, Ph.D. and Mark A. Collar. The Nominating and Corporate Governance Committee consists of Mark A. Collar (Chair), Richard M. Johnston, Donald C. Harrison, M.D. and Elizabeth D. Krell, Ph.D.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The stockholders of AtriCure, Inc. voted on two items at the Annual Meeting of Stockholders held on May 15, 2012:

1.	The election of eight directors to serve one-year terms expiring at the 2013 Annual Meeting and until their successors have been duly elected and qualified; and

2.	A proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

The nominees for director were elected based upon the following votes:

Director Nominees	Votes For	Votes Withheld	Broker Non-Vote
Mark A. Collar	7,872,932	2,583,049	2,709,234
David J. Drachman	10,264,318	191,663	2,709,234
Donald C. Harrison, M.D.	9,978,327	477,654	2,709,234
Michael D. Hooven	10,264,318	191,663	2,709,234
Richard M. Johnston	10,087,311	368,670	2,709,234
Elizabeth D. Krell, Ph.D.	10,267,727	188,254	2,709,234
Mark R. Lanning, C.P.A.	10,267,727	188,254	2,709,234
Karen P. Robards	10,158,543	297,438	2,709,234

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012 received the following votes:

For:	12,968,885
Against:	155,784
Abstain:	40,546

Item 8.01.	Other Information.

The second paragraph under “Meetings of the Board and Committees of the Board” on page 10 of the Company’s definitive proxy statement filed under Schedule 14A with the Securities and Exchange Commission on April 13, 2012 is replaced and restated as follows: “Our directors are strongly encouraged to attend the Company’s annual meeting of stockholders. All of our directors except Mr. Collar attended the 2011 Annual Meeting. Additionally, all of our directors attended at least 75% of the aggregate of all Board meetings and all meetings of Committees on which such directors served during 2011.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATRICURE, INC.

Date: May 17, 2012	By:	/s/ David J. Drachman
David J. Drachman President and Chief Executive Officer